Supplement to
Fidelity's
Massachusetts
Municipal Funds
March 31, 2006
Prospectus

The following information replaces the information in the second bullet for Massachusetts Municipal Income Fund under the heading "Principal Investment Strategies" in the "Fund Summary" section on page 4.

  Managing the fund to have similar overall interest rate risk to a Massachusetts bond index.

The following information replaces the information in the third paragraph for Massachusetts Municipal Income Fund under the heading "Principal Investment Strategies" in the "Fund Basics" section on page 12.

FMR uses a Massachusetts bond index as a guide in structuring the fund and selecting its investments. This index is designed to represent FMR's view of how the fund's competitive universe will perform over time. FMR manages the fund to have similar overall interest rate risk to the index. FMR may, from time to time, change the index or the characteristics of the index in response to changes in the market or the fund's peer group, such as when the observed interest rate sensitivity or credit composition of the fund's competitive universe deviates from that of the index.

The following information replaces the similar information found in the "Valuing Shares" section on page 16.

Each fund is open for business each day the New York Stock Exchange (NYSE) is open. Each of Massachusetts Municipal Money Market and Massachusetts AMT Tax-Free Money Market is also open for business on Good Friday, and may be open in the event of an unexpected close of the NYSE if the Federal Reserve Bank of New York (New York Fed) and/or the principal bond markets (as recommended by the Bond Market Association) are open.

The following information replaces the similar information found under "Earning Dividends" in the "Dividends and Capital Gains Distributions" section on page 29.

Neither Good Friday nor any day a fund is open despite an unexpected close of the NYSE will be considered a business day for purposes of exchanges into or out of any fund that is not open for business that day.

MAS-06-03 December 22, 2006
1.479536.123